SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF THE REPORT (Date of Earliest Event Reported): June 27, 2003

                          REPUBLIC FIRST BANCORP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          PENNSYLVANIA                  0-17007                  23-2486815
          ------------                  -------                  ----------
(STATE OR OTHER JURISDICTION        (COMMISSION FILE            (I.R.S. EMPLOYER
    OF INCORPORATION)                   NUMBER)              IDENTIFICATION NO.)

                    1608 WALNUT STREET, PHILADELPHIA PA 19103
                    -----------------------------------------
              (ADDRESS AND ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (215) 735-4422
                                                    --------------


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED FROM LAST REPORT)







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Item 5:   Other Events

     The  Board of  Directors  (the  "Board")  of First  Bank of  Delaware  (the
"Bank"), a wholly-owned subsidiary of Republic First Bancorp, Inc. (the "Company") determined that the Bank will cease selling participations in short-term loans (known as payday loans) to Republic First Bank, an affiliated bank, effective June 23, 2003 and will cease making short-term loans effective October 31, 2003. The Board of the Bank made its determination based on materially increased regulatory requirements for participation in that line of business that the Bank does not believe it can satisfy. The Bank believes that these changes permit termination of contracts between the Bank and the companies which assist it in making such loans . The Company believes the Bank's discontinuation of the short-term lending program will have a material adverse affect on the Company's earnings but because of the phase out of the lending program, a calculation of the earnings loss cannot be reasonably determined at this time.

     The Company may from time to time make written or oral "forward-looking statements", including statements contained in the Company's filings with the Securities and Exchange Commission. These forward-looking statements include statements with respect to the Company's beliefs, plans, objectives, goals, expectations, anticipations, estimates, and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors, many of which are beyond the Company's control. The words "may", "could", "should", "would", "believe", "anticipate", "estimate", "expect", "intend", "plan", and similar expressions are intended to identify forward-looking statements. All such statements are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company. The complete text of this form 8-k should be regarded as a forward-looking statement.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











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




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                   REPUBLIC FIRST BANCORP, INC.
                                                   ----------------------------
                                                           (Registrant)



Dated:  June 27, 2003                     By: /s/  PAUL FRENKIEL
        -------------                              ----------------------------
                                                   Paul Frenkiel
                                                   Chief Financial Officer






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